UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1 to
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:	Commission file number

July 1, 2004	1-5805

JPMORGAN CHASE & CO.

(Exact name of registrant as specified in its charter)

Delaware	13-2624428

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

270 Park Avenue, New York, NY	10017

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.3: UNAUDITED PRO FORMA COMBINED BALANCE SHEET

On July 1, 2004, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) filed a Form 8-K announcing that it had completed its merger with Bank One Corporation (“Bank One”). In response to parts (a) and (b) of Item 7 of such Form 8-K, the Firm stated that it would file the financial information required by such items by amendment, as permitted by Instructions (a)(4) and (b)(2) to Item 7 to Form 8-K. This Form 8-K/A Amendment No. 1 is being filed to provide the required financial information.

Financial Statements and Exhibits

Item 7.

     (a) Financial Statements of Businesses Acquired

     Consolidated balance sheets of Bank One and its subsidiaries as of March 31, 2004 and December 31, 2003, and related consolidated statements of income, stockholders’ equity and cash flows for the three-month periods ended March 31, 2004 and March 31, 2003, have been filed under the section entitled “Financial Statements of Businesses Acquired” in JPMorgan Chase’s Current Report on Form 8-K (File No. 1-5805) filed on May 14, 2004.

     Consolidated balance sheets of Bank One and its subsidiaries as of December 31, 2003 and 2002, and related consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2003, have been filed under the section entitled “Financial Statements of Businesses Acquired” in JPMorgan Chase’s Current Report on Form 8-K (File No. 1-5805) filed on March 1, 2004.

     A Review Report of Independent Public Accountants to the Board of Directors and Stockholders of Bank One, dated May 7, 2004, on the condensed consolidated financial statements of Bank One Corporation and subsidiaries as of March 31, 2004, and for the three-month periods ended March 31, 2004 and 2003, has been filed under the section entitled “Review Report of Independent Public Accountants” in JPMorgan Chase’s Current Report on Form 8-K (File No. 1-5805) filed on May 14, 2004.

     A Report of Independent Public Accountants to the Board of Directors and Stockholders of Bank One, dated January 20, 2004, on the consolidated financial statements of Bank One Corporation and subsidiaries as of December 31, 2003, and for each of the years in the three-year period ended December 31, 2003, has been filed under the section entitled “Report of Independent Public Accountants” in JPMorgan Chase’s Current Report on Form 8-K (File No. 1-5805) filed on March 1, 2004.

     (b) Pro Forma Financial Information

     An unaudited pro forma combined balance sheet at March 31, 2004, and unaudited pro forma combined income statements for the three months ended March 31, 2004, and the year ended December 31, 2003, have been filed under the section entitled “Pro Forma Financial Information” in JPMorgan Chase’s Current Report on Form 8-K (File No. 1-5805) filed on May 14, 2004.

     An unaudited pro forma combined balance sheet at June 30, 2004, and unaudited pro forma combined income statements for the six months ended June 30, 2004, and the year ended December 31, 2003, are attached hereto as Exhibit 99.3.

     (c) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 14, 2004, between JPMorgan Chase & Co. and Bank One Corporation (incorporated by reference to Exhibit 2.1 to JPMorgan Chase & Co.’s Current Report on Form 8-K (File No. 1-5805) filed on January 28, 2004). *
3.1	Restated Certificate of Incorporation of JPMorgan Chase & Co. (as of July 1, 2004) *
3.2	By-laws of JPMorgan Chase & Co., as amended by the Board of Directors on March 16, 2004, effective July 1, 2004. *
99.1	Press release, dated July 1, 2004, announcing the closing of the Merger. *
99.2	Proxy statement/prospectus of JPMorgan Chase & Co., dated April 19, 2004 (incorporated by reference to JPMorgan Chase & Co.’s Registration Statement on Form S-4 (File No. 333-112967)). *
99.3	Unaudited pro forma combined balance sheet at June 30, 2004, and unaudited pro forma combined income statements for the six months ended June 30, 2004, and the year ended December 31, 2003.

*Previously filed

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

JPMORGAN CHASE & CO.
	By:	/s/ Anthony J. Horan
		Name:	Anthony J. Horan
Date: July 30, 2004		Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 14, 2004, between JPMorgan Chase & Co. and Bank One Corporation (incorporated by reference to Exhibit 2.1 to JPMorgan Chase & Co.’s Current Report on Form 8-K (File No. 1-5805) filed on January 28, 2004). *
3.1	Restated Certificate of Incorporation of JPMorgan Chase & Co. (as of July 1, 2004) *
3.2	By-laws of JPMorgan Chase & Co., as amended by the Board of Directors on March 16, 2004, effective July 1, 2004. *
99.1	Press release, dated July 1, 2004, announcing the closing of the Merger. *
99.2	Proxy statement/prospectus of JPMorgan & Co., dated April 19, 2004 (incorporated by reference to JPMorgan Chase & Co.’s Registration Statement on Form S-4 (File No. 333-112967)). *
99.3	Unaudited pro forma combined balance sheet at June 30, 2004, and unaudited pro forma combined income statements for the six months ended June 30, 2004, and the year ended December 31, 2003.

*Previously filed